                                                                    EXHIBIT 10.3

                               AMENDMENT NO. 3 TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement") is made and entered into as of this 17th day of February, 2000 by and between WINDMERE-DURABLE HOLDINGS, INC., a Florida corporation (the "Borrower"), EACH OF THE SUBSIDIARIES OF THE BORROWER SIGNATORY HERETO (collectively, the "Guarantors"), the LENDERS SIGNATORY HERETO (the "Lenders") and BANK OF AMERICA, N.A. (D/B/A BANK OF AMERICA, N.A.) (formerly known as NationsBank, National Association), a national banking association organized and existing under the laws of the United States, in its capacity as agent for the Lenders (the "Agent").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Agent and the Lenders have entered into an Amended and Restated Credit Agreement dated as of August 7, 1998, as amended pursuant to that certain Amendment No. 1 to Amended and Restated Credit Agreement dated as of December 29, 1998 and as amended pursuant to that certain Amendment No. 2 to Amended and Restated Credit Agreement dated as of April 29, 1999 (as amended hereby and as from time to time further amended, supplemented or replaced, the "Credit Agreement");

         WHEREAS, the Borrower, the Agent and the Lenders have agreed to amend certain provisions contained in the Credit Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants, promises and conditions herein set forth, it is hereby agreed as follows:

         1. DEFINITIONS. The term "Credit Agreement" as used herein and in the Credit Agreement and the other Loan Documents shall mean the Credit Agreement as hereby amended and as from time to time further amended or modified. Unless the context otherwise requires, all capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement.

         2. AMENDMENT TO CREDIT AGREEMENT. Section 10.9 of the Credit Agreement is hereby amended by deleting the dollar figure "$100,000,000" in the third line thereof and inserting in replacement thereof the dollar figure "$200,000,000".

         3. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

         4. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         5. COUNTERPARTS. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

         6. ENFORCEABILITY. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

                            [Signature pages follow.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                           BORROWER:

                                           WINDMERE-DURABLE HOLDINGS, INC.

                                           By:  /s/ Terry Polistina
                                                -------------------------------
                                           Name:  Terry Polistina
                                                -------------------------------
                                           Title: SVP - Finance
                                                 ------------------------------


                                           AGENT:

                                           BANK OF AMERICA, N.A. (D/B/A BANK OF
                                           AMERICA, N.A., as Agent

                                           By:  /s/ Adam Kaplan
                                                -------------------------------
                                           Name:  Adam Kaplan
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------


                                           LENDERS:

                                           BANK OF AMERICA, N.A. (D/B/A/
                                           NATIONSBANK, N.A.)


                                           By:  /s/ Adam Kaplan
                                                -------------------------------
                                           Name:  Adam Kaplan
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------


                                           ABN AMRO BANK N.V.

                                           By:
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                           BANK ATLANTIC


                                           By:  /s/ Ana C. Bolduc
                                                -------------------------------
                                           Name:  Ana C. Bolduc
                                                -------------------------------
                                           Title:  Senior Vice President
                                                 ------------------------------


                                           BANK LEUMI LE-ISRAEL


                                           By:  /s/ Joseph F. Realini
                                                -------------------------------
                                           Name:  Joseph F. Realini
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------


                                           SCOTIABANC INC.


                                           By:  /s/ Frank F. Sandler
                                                -------------------------------
                                           Name: Frank F. Sandler
                                                -------------------------------
                                           Title: Director
                                                 ------------------------------


                                           PARIBAS


                                           By:
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           By:
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           BARCLAYS BANK PLC


                                           By:  /s/ Gregory Roll
                                                -------------------------------
                                           Name: Gregory Roll
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------

                                           ERSTE BANK NEW YORK


                                           By:  /s/ Arcinee Rovanession
                                                -------------------------------
                                           Name:  Arcinee Rovanession
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------


                                           By:  /s/ John S. Runnion
                                                -------------------------------
                                           Name:  John S. Runnion
                                                -------------------------------
                                           Title: First Vice President
                                                 ------------------------------


                                           IMPERIAL BANK, A CALIFORNIA BANKING
                                           CORPORATION


                                           By:
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           THE LONG-TERM CREDIT BANK OF JAPAN,
                                           LTD.


                                           By:
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           THE MITSUBISHI TRUST AND BANKING
                                           CORPORATION


                                           By:  /s/ Toshihiro Hayashi
                                                -------------------------------
                                           Name: Toshihiro Hayashi
                                                -------------------------------
                                           Title: Senior Vice President
                                                 ------------------------------


                                           NATIONAL BANK OF CANADA


                                           By:  /s/ Michael Bloomenfeld
                                                -------------------------------
                                           Name: Michael Bloomenfeld
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------

                                           SUMMIT BANK


                                           By:  /s/ Timothy E. Doyle
                                                -------------------------------
                                           Name:  Timothy E. Doyle
                                                -------------------------------
                                           Title:  VP/Director
                                                 ------------------------------


                                           CITIZENS BANK OF MASSACHUSETTS (as
                                           sucessor to US Trust)


                                           By:  /s/ Thomas F. Macina
                                                -------------------------------
                                           Name:  Thomas F. Macina
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------


                                           ALLIANCE INVESTMENT OPPORTUNITIES
                                           FUND, L.L.C.

                                           By: ALLIANCE INVESTMENT OPPORTUNITIES
                                               MANAGEMENT, L.L.C., as Managing
                                               Member

                                               By: ALLIANCE CAPITAL MANAGEMENT
                                                   L.P., as Managing Member

                                               By: ALLIANCE CAPITAL MANAGEMENT
                                                   CORPORATION, as General
                                                   Partner

                                           By:
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                           ALLIANCE CAPITAL MANAGEMENT L.P., as
                                           Manager on behalf of ALLIANCE CAPITAL
                                           FUNDING, L.L.C.

                                           By: ALLIANCE CAPITAL MANAGEMENT
                                               CORPORATION, General Partner of
                                               Alliance Capital Management L.P.


                                           By:
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           BALANCED HIGH-YIELD FUND II LTD

                                           By: BHF (USA) Capital Corporation,
                                               acting through its New York
                                               Branch, as attorney-in-fact


                                           By:  /s/ Dana L. McDougall
                                                -------------------------------
                                           Name:  Dana L. McDougall
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------


                                           By:  /s/ Christopher Dugger
                                                -------------------------------
                                           Name:  Christopher Dugger
                                                -------------------------------
                                           Title: Associate
                                                 ------------------------------


                                           BHF (USA) CAPITAL CORPORATION


                                           By:  /s/ Dana L. McDougall
                                                -------------------------------
                                           Name:  Dana L. McDougall
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------


                                           By:  /s/ Christopher Dugger
                                                -------------------------------
                                           Name:  Christopher Dugger
                                                -------------------------------
                                           Title: Associate
                                                 ------------------------------


                                           INDOSUEZ CAPITAL FUNDING III, LIMITED


                                           By: INDOSUEZ CAPITAL as Portfolio
                                               Advisor


                                           By:  /s/ Melissa Marano
                                                -------------------------------
                                           Name:  Melissa Marano
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------

                                           BANK AUSTRIA CREDITANSTALT CORPORATE
                                           FINANCE, INC., f.k.a. Creditanstalt
                                           Corporate Finance, Inc.


                                           By:
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           By:
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           NATIONSBANC MONTGOMERY SECURITIES LLC


                                           By:
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           ARES LEVERAGED INVESTMENT FUND, L.P.

                                           By: ARES Management, L.P.
                                           Its: General Partner

                                           By:  /s/ Merritt S. Hooper
                                                -------------------------------
                                           Name:   Merritt S. Hooper
                                           Title:  Vice President


                                           ARES LEVERAGED INVESTMENT FUND II,
                                           L.P.

                                           By: ARES Management II, L.P.
                                           Its: General Partner

                                           By:  /s/ Merritt S. Hooper
                                                -------------------------------
                                           Name:   Merritt S. Hooper
                                           Title:  Vice President


                                           ARES III CLO LTD.

                                           By: ARES CLO Management, LLC
                                           Its: General Partner

                                           By:  /s/ Merritt S. Hooper
                                                -------------------------------
                                           Name:   Merritt S. Hooper
                                           Title:  Vice President

                                           FLEET BANK, N.A.


                                           By:  /s/ Thomas J. Levy
                                                -------------------------------
                                           Name:  Thomas J. Levy
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------


                                           FLEET BUSINESS CREDIT CORPORATION


                                           By:
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           CANADIAN IMPERIAL BANK OF COMMERCE


                                           By:
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           OAK MOUNTAIN LIMITED

                                           By: Alliance Capital Management,
                                               L.P., as Investment Manager

                                           By: Alliance Capital Management
                                               Corporation, as General Partner


                                           By:
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                           THE INTERNATIONAL BANK OF MIAMI


                                           By:  /s/ Caridad Errazquin
                                                -------------------------------
                                           Name:  Caridad Errazquin
                                                -------------------------------
                                           Title: Vice President
                                                 ------------------------------


                                           DRESDNER BANK LATEINAMERIKA AG, MIAMI
                                           AGENCY


                                           By:  /s/ Carlos Lamourtte
                                                -------------------------------
                                           Name: Carlos Lamourtte
                                                -------------------------------
                                           Title:  Assistant Vice President
                                                 ------------------------------


                                           By:  /s/ F. Huthnance
                                                -------------------------------
                                           Name:  Frank Huthnance
                                                -------------------------------
                                           Title:  Vice President
                                                 ------------------------------


                                           GE CAPITAL COMMERCIAL FINANCE, INC.


                                           By:
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------


                                           HARCH CAPITAL


                                           By:
                                                -------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

THE UNDERSIGNED GUARANTORS HEREBY ACKNOWLEDGE AND CONSENT TO THIS AMENDMENT OF THE CREDIT AGREEMENT AND REAFFIRM THEIR OBLIGATIONS UNDER THE FACILITY GUARANTY THIS 17th DAY OF FERUARY, 2000:

                                           WINDMERE CORPORATION


                                           By:  /s/ Terry Polistina
                                                -------------------------------
                                           Name:  Terry Polistina
                                                -------------------------------
                                           Title: SVP -- Finance
                                                 ------------------------------


                                           WINDMERE HOLDINGS CORPORATION


                                           By:  /s/ Terry Polistina
                                                -------------------------------
                                           Name:  Terry Polistina
                                                -------------------------------
                                           Title: SVP -- Finance
                                                 ------------------------------


                                           WINDMERE HOLDINGS CORPORATION II


                                           By:  /s/ Terry Polistina
                                                -------------------------------
                                           Name:  Terry Polistina
                                                -------------------------------
                                           Title: SVP -- Finance
                                                 ------------------------------


                                           WINDMERE FAN PRODUCTS, INC.


                                           By:  /s/ Terry Polistina
                                                -------------------------------
                                           Name:  Terry Polistina
                                                -------------------------------
                                           Title: SVP -- Finance
                                                 ------------------------------


                                           JERDON PRODUCTS, INC.


                                           By:  /s/ Terry Polistina
                                                -------------------------------
                                           Name:  Terry Polistina
                                                -------------------------------
                                           Title: SVP -- Finance
                                                 ------------------------------

                                           CONSUMER PRODUCTS AMERICAS, INC.


                                           By:  /s/ Terry Polistina
                                                -------------------------------
                                           Name:  Terry Polistina
                                                -------------------------------
                                           Title: SVP -- Finance
                                                 ------------------------------


                                           EDI MASTERS, INC.


                                           By:  /s/ Terry Polistina
                                                -------------------------------
                                           Name:  Terry Polistina
                                                -------------------------------
                                           Title: SVP -- Finance
                                                 ------------------------------


                                           WINDMERE INNOVATIVE PET PRODUCTS,
                                           INC.


                                           By:  /s/ Terry Polistina
                                                -------------------------------
                                           Name:  Terry Polistina
                                                -------------------------------
                                           Title: SVP -- Finance
                                                 ------------------------------


                                           BAY BOOKS & TAPES, INC.


                                           By:  /s/ Terry Polistina
                                                -------------------------------
                                           Name:  Terry Polistina
                                                -------------------------------
                                           Title: SVP -- Finance
                                                 ------------------------------


                                           FORTUNE PRODUCTS, INC.


                                           By:  /s/ Terry Polistina
                                                -------------------------------
                                           Name:  Terry Polistina
                                                -------------------------------
                                           Title: SVP -- Finance
                                                 ------------------------------

                                           HOUSEHOLD PRODUCTS, INC.


                                           By:  /s/ Terry Polistina
                                                -------------------------------
                                           Name:  Terry Polistina
                                                -------------------------------
                                           Title: SVP -- Finance
                                                 ------------------------------


                                           HP DELAWARE, INC.


                                           By:  /s/ Terry Polistina
                                                -------------------------------
                                           Name:  Terry Polistina
                                                -------------------------------
                                           Title: SVP -- Finance
                                                 ------------------------------


                                           HP AMERICAS, INC.


                                           By:  /s/ Terry Polistina
                                                -------------------------------
                                           Name:  Terry Polistina
                                                -------------------------------
                                           Title: SVP -- Finance
                                                 ------------------------------


                                           HPG LLC


                                           By:  /s/ Terry Polistina
                                                -------------------------------
                                           Name:  Terry Polistina
                                                -------------------------------
                                           Title: SVP -- Finance
                                                 ------------------------------


                                           HP INTELLECTUAL CORP


                                           By:  /s/ Terry Polistina
                                                -------------------------------
                                           Name:  Terry Polistina
                                                -------------------------------
                                           Title: SVP -- Finance
                                                 ------------------------------


                                           WD DELAWARE, INC.


                                           By:  /s/ Terry Polistina
                                                -------------------------------
                                           Name:  Terry Polistina
                                                -------------------------------
                                           Title: SVP -- Finance
                                                 ------------------------------


                                           WD DELAWARE II, INC.


                                           By:  /s/ Terry Polistina
                                                -------------------------------
                                           Name:  Terry Polistina
                                                -------------------------------
                                           Title: SVP -- Finance
                                                 ------------------------------